UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 2002

                             SOLAR ENTERPRISES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                                            88-0354942
      -------------                                       ---------------
(State or other jurisdiction                              (I.R.S. Employer
of incorporation or organization)                         Identification No.)

                             550 North Kingsbury Street
                                   Suite 501
                               Chicago, IL 60610
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number (312) 410-9860
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FORWARD LOOKING STATEMENTS

         Except for the historical information contained herein, certain matters discussed in this report may be considered "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.

ITEM 5.   OTHER EVENTS

                  In June 2002, the Company's three majority shareholders who resigned as officers and directors of the Company in 2001, returned an aggregate of 880,000 shares of the Company's common stock, representing all of the shares they owned, to treasury. These shares are now part of the authorized but unissued shares of common stock of the Company. As a result, there are currently 241,000 shares of common stock issued and outstanding which are held by 22 shareholders of record.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

                  On August 2, 2002, Frank Dolney and Roman Fisher resigned as directors and officers of the Company. Prior to accepting their resignations, on August 6, 2002 the Board of Directors appointed Eric Rubenstein to the Board to serve as a director filling the vacancy created by the resignation of Hagit Bernstein in April 2001. Messrs. Dolney and Fisher resigned their positions for personal reasons. Their resignations were not due to any disagreement with the Company or the Board of Directors. The Board appointed Eric Rubenstein, the sole director, to serve as the Company's Chief Executive Officer, President, Secretary and Treasurer. Due to the resignations of Mr. Dolney and Mr. Fisher, the Company's executive offices will be relocated in the near future to Illinois where Mr. Rubenstein resides.


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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Solar Enterprises, Inc.
                                   ----------------------
                                   (Registrant)



Dated: August 8, 2002.             By: /s/ Eric Rubenstein
                                       -----------------------------------------
                                        Eric Rubenstein, Chief Executive Officer



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